Unaudited Pro Forma Condensed Combined Balance Sheet
                                  June 30, 1996

                    The following unaudited pro forma condensed combined financial statements combine the historical assets, liabilities, equity accounts, and operating results of CEEE Group Corporation and Atlantic
International  Capital,  Ltd.  pursuant  to the  terms of an  Exchange  of Stock
Agreement and Plan of Reorganization dated July 16, 1996 (Note A). The combination has been accounted for as a reverse acquisition. The pro forma financial statements assume that the resultant combination has been continuously effective from January 1,1995. They should be read in conjunction with the related Notes to Unaudited Pro Forma Financial Statements included herein.

                                                                                      Historical
                                                                       Historical      Atlantic
                                                                       CEEE Group    International    Pro Forma        Pro Forma
                                                                       CORPORATION   CAPITAL, LTD.    ADJUSTMENTS      COMBINED
                                                                        --------       ---------      ---------        ---------
                                                                                                       (Note B)
                    Assets

Current assets:
    Cash                                                                $    -         $ 210,189       $               $ 210,189
    Accounts receivable                                                      -            48,500                          48,500
    Due from affiliated company                                              -            42,096                          42,096
    Other                                                                    -            13,998                          13,998
                                                                        --------       ---------                       ---------
                    Total current assets                                     -           314,783                         314,783

Property assets, at cost, less accumulated
    depreciation and amortization                                            -            46,088                          46,088

Other assets                                                                 -            12,621                          12,621
                                                                        --------       ---------                       ---------
                    Total assets                                        $    -         $ 373,492                       $ 373,492
                                                                        ========       =========                       =========

            Liabilities and Stockholders' Equity

Current liabilities:
    Accounts payable and accrued expenses                               $  5,294       $  18,049                       $  23,343
    Income taxes payable                                                     -            91,900    (2)  (5,200)          86,700
    Loan payable - stockholders                                              -            38,303                          38,303
                                                                        --------       ---------                       ---------
                    Total current liabilities                              5,294         148,252                         148,346

Stockholders' equity:
    Common stock, par value $.001;  authorized -
        10,000,000 shares  (historical)
        and 110,000,000  (pro forma);
        issued and outstanding - 1,500,033 shares
        (historical) and
        26,683,792 shares (pro forma)                                      1,500             -      (1)  25,184           26,684
    Common stock, par value $1; authorized, issued and
        outstanding - 100 shares                                             -               100    (1)    (100)             -
    Additional paid-in capital                                           484,392          27,491    (1) (25,084)         486,799
    Retained earnings                                                        -           229,137    (2)   5,200          234,337
    Deficit accumulated during the development stage                    (491,186)            -                          (491,186)
                                                                       ---------       ---------                       ---------
                                                                          (5,294)        256,728            -            256,634
    Subscriptions receivable                                                 -           (31,488)           -            (31,488)
                                                                       ---------       ---------                       ---------
                    Total stockholders' equity                            (5,294)        225,240                         225,146
                                                                       ---------       ---------                       ---------

                    Total liabilities and stockholders' equity         $     -         $ 373,492            -          $ 373,492
                                                                       =========       =========                       =========

                     Unaudited Pro Forma Condensed Combined
                               Statement Of Income

                                            FOR THE YEAR ENDED DECEMBER 31, 1995
                                                    Historical
                                     Historical      Atlantic
                                     CEEE Group   International   Pro Forma      Pro Forma
                                     Corporation  Capital, Ltd.   Adjustments    Combined
                                      --------     --------       ---------      ---------
                                                                   (Note B)
Consulting fee income                 $    -       $702,307                       $ 702,307
Costs and expenses                       7,150      452,968                         460,118
                                      --------     --------                       ---------

Income (loss) before provision
     for income taxes                   (7,150)     249,339                         242,189
Provision for income taxes                 -         90,500   (2)$  (2,800)          87,700
                                      --------     --------                       ---------

Net income (loss)                     $ (7,150)    $158,839                       $ 154,489
                                      ========     ========                      ==========

Net income (loss) per
     common share - Note C            $   (.01)                                   $     .02
                                      =========                                   =========

Weighted average number
     of common shares
     outstanding - Note C              500,011                                    8,055,139
                                      ========                                    =========


                                          FOR THE SIX MONTHS ENDED JUNE 30, 1996


Consulting fee income                 $    -       $316,306                      $  316,306
Costs and expenses                       6,167      232,858                         239,025
                                      --------     --------                      ----------

Operating income (loss)                 (6,167)      83,448                          77,281
Other income - gain on sale
     of investment securities              -         10,250                          10,250
                                      --------     --------                      ----------

Income (loss) before provision
     for income taxes                   (6,167)      93,698                          87,531
Provision for income taxes                 -         23,400  (2)$   (2,400)          21,000
                                      --------     --------                      ----------

Net income (loss)                     $ (6,167)    $ 70,298                      $   66,531
                                      ========     ========                      ==========

Net income (loss) per
     common share - Note C            $   (.01)                                  $      .01
                                      =========                                  ==========

Weighted average number
     of common shares
     outstanding - Note C              500,011                                    8,306,976
                                      ========                                   ==========

                          Notes To Unaudited Pro Forma
                     Condensed Combined Financial Statements


Note A - THE TRANSACTION

                  On July 16, 1996, CEEE Group Corporation and Atlantic International Capital, Ltd. entered into an Exchange of Stock and Plan of Reorganization whereby Atlantic's stockholders exchanged all of its outstanding common shares for an aggregate 25,183,759 CEEE common shares, par value $.001, of which 7,000,000 shares were immediately issuable and the balance of 18,183,759 shares are to be issued upon completion of a recapitalization increasing CEEE's authorized capital to 110 million shares. Thereafter, CEEE will effect a reverse stock split whereby one new share will be issued for each 3 shares previously outstanding. The combination will be accounted for as a reverse acquisition, and the combined entity will operate under the name Atlantic International Entertainment, Ltd.

                  CEEE has conducted only limited operations prior to 1984, and has been substantially inactive since that time. It considers itself to be a development stage company as defined in Statement of Financial Accounting Standards No. 7.

Note B - PRO FORMA ADJUSTMENTS

                  The pro forma adjustments are summarized as follows:

                  (1) To record the issuance of an aggregate 25,183,759 common shares, par value $.001, by CEEE Group Corporation in exchange for 100 issued and outstanding common shares, par value $1, of Atlantic International Capital, Ltd.

                  (2) To  reflect  the  tax  savings  attributable  to the  full utilization of a net operating loss carryforward of approximately $10,000 available to CEEE Group Corporation as of December 31, 1995, and the tax savings which would have accrued to the combined companies for the six months ended June 30, 1996.

Note C - PER SHARE DATA

                  Historical per share data for CEEE Group Corporation are based on the weighted average number of common shares outstanding during the respective periods, retroactively adjusted to reflect a reverse 1-for-3 stock split. Pro forma per share data are based on the historical weighted average number of CEEE common shares outstanding, retroactively adjusted to reflect (i) the issuance of an aggregate 25,183,759 CEEE common shares in exchange for all outstanding common shares of Atlantic International Capital, Ltd. in a combination accounted for as a reverse acquisition, and (ii) a reverse 1-for-3 stock split.